UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                         Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 13, 2004


                        FORTUNE ENTERTAINMENT CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  000-30292              88-0405437
----------------------------       ------------        ------------------
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)



8687 West Sahara Avenue, Suite 150, Las Vegas, Nevada          89117
-----------------------------------------------------------------------
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:   (702) 614-6124


                                      N/A
         -----------------------------------------------------------
        (Former name or former address, if changed since last report)














Item 2.  Acquisition or Disposition of Assets.

On August 13, 2004, the Registrant acquired the outstanding equity interests in two related companies, Diabetes Education Sources, LLC ("DES") and Freedom Medical Sources, LLC ("FMS"), pursuant to a Membership Interest Purchase Agreement among the Registrant, DES and FMS. Pursuant to the agreement, the Registrant issued an aggregate of 10,000,000 shares of restricted common stock to the members of DES and FMS (each a Florida limited liability company) in exchange for 100% of the outstanding membership interests in each entity. As a result of the transactions, DES and FMS became wholly-owned subsidiaries of the Registrant. The full details of the transaction are set forth in the Agreement, which is attached as an exhibit to this current report, and is incorporated by reference herein.

DES is a Florida limited liability company engaged in the business of creating diabetes educational programs and products for doctors, hospitals, durable medical suppliers, and other entities and individuals capable of billing Medicare and private insurance sellers, with a second line of business in consumer / patient education and manufacturer support.

FMS is a Florida limited liability company engaged in the business of selling and distributing medically related products and maintaining contract customer service departments, with an ancillary diabetes education program.

As a result of these acquisitions, the Registrant intends to change the primary focus of its business from gaming related technology to diabetes
education and medical product distribution.   Although DES and FMS have had a
limited operating history, management believes that DES and FMS have sound business plans and significant growth potential.

The Registrant also intends to call and hold a special shareholders meeting to approve changing the name of the Registrant from Fortune Entertainment Corporation to Medical Solutions Corporation.

In a contemporaneous transaction, the Registrant acquired certain assets, and assumed certain liabilities, all of which be used in the business of DES and FMS, from Alpha & Omega Marketing and Distribution ("Alpha"), an entity
affiliated with DES and FMS.   Pursuant to an Agreement for Purchase of Assets
between the Registrant and Alpha, the Registrant issued 4,670,000 shares of restricted common stock to Alpha in exchange for assets consisting of cash accounts, fixed assets (computer equipment, office furniture, phone system and security system), automobiles, a security deposit, and loan receivables (primarily loan receivables from DES and FMS). The Registrant is canceling the loan receivables due from DES and FMS. The Registrant also assumed an office lease, agreed to repay an outstanding balance on a line of credit, and assumed a capital lease on the phone equipment. The full details of the transaction are set forth in the Agreement, which is attached as an exhibit to this current report, and is incorporated by reference herein.

The accompanying pro-forma financial statements reflect the acquisitions of DES and FMS, the acquisition of assets and liabilities from Alpha, and the cancellation of the acquired receivables due from DES and FMS

About Diabetes Education Sources, LLC

Diabetes Education Sources, LLC ("DES") specializes in the development and implementation of diabetes education programs that meet the criteria for Recognition by the American Diabetes Association ("ADA"), required by Medicare and most insurance companies for reimbursement. DES markets directly to hospitals, physicians and other medical practice groups nationwide.

Working with Physicians and hospitals throughout the country, patients are referred to DES for a series of classes that are taught by Certified Diabetes Educators (CDE's). Most patients are covered by Medicare, thus DES seeks American Diabetes Association (ADA) and Medicare approval.

DES is an outgrowth of Diabetes Education Services, established in Naples, Florida in 1999. The business of Diabetes Education Services was merged with Diabetes Education Sources in 2002, establishing an opportunity for growth state-wide. DES now provides diabetes education in 14 sites throughout the State of Florida, with hundreds of referring physicians from Jacksonville Beach to Key West.

DES is expanding into Nevada with the development of 8 sites in Clark County, as well as 16 other states targeted for education programs. With 18 million people with diabetes today and 41 million estimated with pre-diabetes, DES holds a unique position in the diabetes education arena.

Presently, revenue for DES is generated through two sources. One is the development and implementation of comprehensive diabetes self- management education programs in hospitals, physician offices and other health facilities. All programs are designed to meet ADA Recognition and meet Medicare requirements. The ADA Recognition program status is held by Freedom Medical Sources, LLC, allowing billing to Medicare and other third party payors. The second source of revenue for DES involves the option of contracting diabetes educators for other facilities as needed for diabetes education staff.

Additional future sources of revenue include the development of our education program into the insurance arena, providing diabetes education to patients nationwide, as well as a 24-hour call line and an extensive web-site. Monthly mailed educational material and an almost limitless supply of educational information makes us a comprehensive provider of diabetes self-management training. A book and video series is in development.

About Freedom Medical Sources, LLC

Freedom Medical Sources, LLC ("FMS") is licensed to be a Durable Medical Equipment provider approved by Medicare. FMS has been granted a "provider number" which allows the billing of accepted diabetes products directly to Medicare. Stable products such as meters, strips etc. are the principal products supplied by FMS.

Patients of DES are referred to the FMS customer service department to obtain their diabetes testing supplies and other medical related products.

Appointment of Directors. Pursuant to the Reorganization Agreement, Bonita Peters and Debra Dudley were appointed as directors of the Registrant. Summary biographies of the new directors follow:

Bonita Peters 53, is an RN, Certified Diabetes Educator, President of Freedom Medical Sources, LLC, and a Director of Diabetes Education Sources, LLC. With over 31 years of experience as a Registered Nurse, focusing on diabetes education, her expertise clinically as well as in the home setting yields an exceptional ability to assess community need for medical products. As a Certified Diabetes Educator for the past nine years, she has specialized knowledge and experience in teaching and managing diabetes self- management programs, assessing community need for diabetes education programs, and recognizing opportunities for new diabetes product development. She also has direct experience in national marketing and sales of products through diabetes seminars, trade shows, periodicals, and conferences that would apply to existing and future product lines.

Debra J. Dudley 52, is an RN, a Certified Diabetes Educator, and the President of Diabetes Education Sources, LLC. She developed curriculum and implementation systems for diabetes educational programs for DES as well as for hospitals and insurance companies. Additionally, she developed and implemented disease management education programs for staff and corporate managed care accounts. The diabetes management program including patient-based collateral and video educational series are built into educational curriculum that instructs over 1,000 patients yearly. Debra has personally instructed over 20,000 patients throughout her career.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired. The required financial statements of U.S. Medical Systems, Inc. are being provided herewith, commencing on page F-1, which follows the signature page.

     (b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith, commencing on page P-1 following the financial statements.

     (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

Exhibit No.     Description
-----------     -----------

    2.1 Membership Interest Purchase Agreement between the Registrant and Diabetes Education Sources, LLC and Freedom Medical Sources, LLC dated August 13, 2004.
                (Filed herewith).

   10.19 Agreement for Purchase of Assets between the Registrant and Alpha & Omega Marketing and Distribution dated August 13, 2004. (Filed herewith.)

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FORTUNE ENTERTAINMENT CORPORATION



                                  By: /s/ Douglas R. Sanderson
                                      Douglas R. Sanderson,
                                      Chief Executive Officer

                                  By: /s/ Phillip Verrill
                                      Phillip Verrill,
                                      Chief Financial Officer

Date:  August 13, 2004

                        DIABETES EDUCATIONAL SOURCES, LLC

                             FINANCIAL STATEMENTS

                                     with

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                    December 31, 2003 and December 31, 2002

                                      and

                       March 31, 2004 and March 31, 2003

                                  (Unaudited)

                       DIABETES EDUCATIONAL SOURCES, LLC

                    December 31, 2003 and December 31, 2002

                               Table of Contents


                                                               Page

Report of Independent Registered Public Accounting Firm ..  F-3

Balance Sheets ...........................................  F-4 and F-5

Statements of Operations .................................  F-6 and F-7

Statement of Changes in Members' (Deficit) ...............  F-8

Statements of Cash Flows .................................  F-9 and F-10

Notes to Financial Statements ............................  F-11

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Diabetes Educational Sources LLC
Ft. Myers, Florida

We have audited the accompanying consolidated balance sheets of Diabetes Educational Sources LLC as of December 31, 2003 and December 31, 2002, and the related statements of operations, members' (deficit) and cash flows for the year ended December 31, 2003 and for the period from July 18, 2002 (inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements, referred to above, present fairly, in all material respects, the financial position of Diabetes Educational Sources LLC as of December 31, 2003 and December 31, 2002, and the results of its operations, changes in members' (deficit) and cash flows for the year ended December 31, 2003 and for the period from July 18, 2002 (inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1, the Company has sustained losses from operations, and has net capital and working capital deficits that raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Schumacher & Associates, Inc.


Schumacher & Associates, Inc.
Certified Public Accountants
2525 Fifteenth Street, Suite 3H
Denver, Colorado 80211

May 14, 2004

                        DIABETES EDUCATIONAL SOURCES LLC
                                  BALANCE SHEETS

                                      ASSETS

                                                        December 31,
                                                     2003          2002
                                                  ----------    ----------

Current Assets:
  Cash                                            $      849    $      580
                                                  ----------    ----------
Total current assets                                     849           580
                                                  ----------    ----------

Office furniture and equipment, net
 of accumulated depreciation of $527
 in 2003 and $345 in 2002                                455           637
                                                  ----------    ----------
TOTAL ASSETS                                      $    1,304    $    1,217
                                                  ==========    ==========


                      LIABILITIES AND MEMBERS'(DEFICIT)

Current Liabilities:
 Accounts payable and accrued expenses            $   13,714    $    6,165
 Contracts and advances payable, related
  parties                                            104,176          -
                                                  ----------    ----------
Total current liabilities                            117,890         6,165
                                                  ----------    ----------
TOTAL LIABILITIES                                    117,890         6,165
                                                  ----------    ----------

Commitments and contingencies (Notes 3 and 4)           -             -

Members' (deficit):
 Contributed capital                                   8,282        10,332
 (Accumulated deficit)                              (124,868)      (15,280)
                                                  ----------    ----------
TOTAL MEMBERS'(DEFICIT)                             (116,586)       (4,948)
                                                  ----------    ----------
TOTAL LIABILITIES AND MEMBERS' (DEFICIT)          $    1,304    $    1,217
                                                  ==========    ==========



   The accompanying notes are an integral part of the financial statements.

                       DIABETES EDUCATIONAL SOURCES LLC
                                BALANCE SHEETS
                                March 31, 2004
                                  (Unaudited)

                                    ASSETS


Current Assets:
 Cash                                                        $    5,785
 Accounts receivable                                              6,685
                                                             ----------
Total current assets                                             12,470
                                                             ----------
Office furniture and equipment, net
 of accumulated depreciation of $572                              1,904
                                                             ----------
TOTAL ASSETS                                                 $   14,374
                                                             ==========


                       LIABILITIES AND MEMBERS'(DEFICIT)

Current Liabilities:
 Accounts payable and accrued expenses                       $   13,706
 Contracts and advances payable, related parties                119,736
 Unearned revenue                                                 8,000
                                                             ----------

Total current liabilities                                       141,442
                                                             ----------

TOTAL LIABILITIES                                               141,442
                                                             ----------

Commitments and contingencies (Notes 3 and 4)                      -

Members' (deficit):
 Contributed capital                                              8,282
 (Accumulated deficit)                                         (135,350)
                                                             ----------
TOTAL MEMBERS'(DEFICIT)                                        (127,068)
                                                             ----------

TOTAL LIABILITIES AND MEMBERS' (DEFICIT)                     $   14,374
                                                             ==========


   The accompanying notes are an integral part of the financial statements.

                       DIABETES EDUCATIONAL SOURCES LLC
                           STATEMENTS OF OPERATIONS



                                                       For the period
                                                        from July 18,
                                     For the year           2002
                                        ended          (inception) to
                                     December 31,       December 31,
                                         2003               2002
                                     ------------      --------------

Revenue                                $ 42,230           $ 15,000
                                       --------           --------

Operating Expenses:
  Labor related expenses                 34,550             20,170
  Depreciation                              182                345
  Rent                                    7,425              3,635
  Other                                  15,661              6,130
                                       --------           --------
     Total                               57,818             30,280
                                       --------           --------
     Net (loss)                        $(15,588)          $(15,280)
                                       ========           ========



  The accompanying notes are an integral part of these financial statements.

                       DIABETES EDUCATIONAL SOURCES LLC
                           STATEMENTS OF OPERATIONS
                                 (Unaudited)

                                                    Three Months Ended
                                                         March 31,
                                                  ----------------------
                                                    2004          2003
                                                  --------      --------

Revenue                                           $ 26,815      $ 15,000
                                                  --------      --------

Operating Expenses:
  Labor related expenses                            22,925        21,823
  Depreciation                                          46            46
  Rent                                               1,305         3,765
  Other                                             13,021         3,841
                                                  --------      --------
     Total                                          37,297        29,475
                                                  --------      --------
     Net (loss)                                   $(10,482)     $(14,475)
                                                  ========      ========












 The accompanying notes are an integral part of these financial statements.

                       DIABETES EDUCATIONAL SOURCES LLC
                   STATEMENT OF CHANGES IN MEMBERS' (DEFICIT)
                  For the period from July 18, 2002 (inception)
                       through March 31, 2004 (Unaudited)


                                      Contributed   Accumulated
                                        Capital      (Deficit)      Total
                                      ------------  ------------  ----------

Balance at inception, July 18, 2002     $  -         $     -      $    -

Capital contributed                      10,332            -         10,332

Net (loss) for the year ended
December 31,2002                           -            (15,280)    (15,280)
                                        --------      ---------   ---------
Balance - December 31, 2002               10,332        (15,280)     (4,948)

Distributions                             (2,050)       (94,000)    (96,050)

Net (loss) for the year ended
December 31,2003                            -           (15,588)    (15,588)
                                        --------      ---------   ---------

Balance - December 31, 2003                8,282       (124,868)   (116,586)

Net (loss) for the three months
ended March 31, 2004 (unaudited)            -           (10,482)    (10,482)
                                        --------      ---------   ---------
Balance - March 31, 2004 (unaudited)    $  8,282      $(135,350)  $(127,068)
                                        ========      =========   =========


 The accompanying notes are an integral part of these financial statements.

                       DIABETES EDUCATIONAL SOURCES LLC
                           STATEMENTS OF CASH FLOWS

                                                             For the period
                                                              from July 18,
                                           For the year           2002
                                              ended          (inception) to
                                           December 31,       December 31,
                                              2003               2002
                                           ------------      --------------

Net (loss)                                  $(15,588)          $(15,280)

Adjustments to reconcile net
 (loss) to net cash provided by
 (used in) operating activities:
   Depreciation and amortization                 182                345
   Increase in:
     Accounts payable and accrued expenses     7,549              6,165
     Contracts and advances payable,
      related parties                         10,176               -
                                            --------           --------
     Net cash provided by (used in)
      operations                               2,319             (8,770)
                                            --------           --------
Cash flows from investing activities:
 Acquisition of furniture and equipment         -                  (982)
                                            --------           --------
     Net cash (used in) investing
      activities                                -                  (982)
                                            --------           --------

Cash flows from financing activities:
 Contributed capital                            -                10,332
 Distributions                                (2,050)              -
                                            --------           --------
     Net cash provided by (used in)
      financing activities                    (2,050)            10,332
                                            --------           --------

     Net increase in cash                        269                580


Cash and cash equivalents:
 Beginning of year                               580               -
                                            --------           --------
 End of period                              $    849           $    580
                                            ========           ========

Schedule of non-cash financing and
investing activities:
 Contract payable, related party            $ 94,000           $   -
                                            ========           ========
Income taxes paid                           $   -              $   -
                                            ========           ========
Interest paid                               $   -              $   -
                                            =========          ========

The accompanying notes are an integral part of these financial statements.

                       DIABETES EDUCATIONAL SOURCES LLC
                           STATEMENTS OF CASH FLOWS
                                 (Unaudited)

                                                    Three Months Ended
                                                         March 31,
                                                  ----------------------
                                                    2004          2003
                                                  --------      --------

Net (loss)                                        $(10,482)     $(14,475)

Adjustments to reconcile net (loss)
to net cash provided by (used in)
operating activities:
  Depreciation and amortization                         46            46
  (Increase) in:
    Accounts receivable                             (6,685)         -
  Increase in:
    Unearned revenue                                 8,000          -
    Accounts payable and accrued expenses           15,552         7,436
                                                  --------      --------
     Net cash provided by (used in) operations       6,431        (6,993)
                                                  --------      --------

Cash flows from investing activities:
 Acquisition of furniture and equipment             (1,495)         -
                                                  --------      --------
     Net cash (used in) investing activities        (1,495)         -
                                                  --------      --------
Cash flows from financing activities:
 Distributions                                        -           (2,250)
                                                  --------      --------
     Net cash (used in) financing activities          -           (2,250)
                                                  --------      --------
     Net increase (decrease) in cash                 4,936        (9,243)

Cash and cash equivalents:
 Beginning of year                                     849           580
                                                  --------      --------
End of period                                     $  5,785      $ (8,663)
                                                  ========      ========

Income taxes paid                                 $   -         $   -
                                                  ========      ========

Interest paid                                     $   -         $   -
                                                  ========      ========

 The accompanying notes are an integral part of these financial statements.

                       DIABETES EDUCATIONAL SOURCES LLC
                        NOTES TO FINANCIAL STATEMENTS
                             December 31, 2003
                       and March 31, 2004 (Unaudited)

1) Summary of Significant Accounting Policies

This summary of significant accounting policies of Diabetes Educational Sources LLC (DES) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements.

Description of Business

Diabetes Educational Sources LLC (DES) is a limited liability company that was organized under the laws of Florida on July 18, 2002 and principally provides diabetes education services to physicians, medical practice groups, nurses, and people with diabetes.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained losses from operations, and has net capital and working capital deficits that raise substantial doubts about its ability to continue as a going concern.

In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

Management has taken and will continue to take steps to improve its liquidity by reducing costs, seeking additional financing and raising additional capital.

Valuation of long-lived assets

The Company evaluates the carrying value of long-lived assets to be held and used whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The carrying value of a long-lived asset is considered impaired when the projected undiscounted future cash flows are less than its carrying value. The Company measures impairment based on the amount by which the carrying value exceeds the fair market value. Fair market value is determined primarily using the projected cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

Office Furniture and Equipment

Office furniture and equipment are carried at historical cost, net of accumulated depreciation. Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets, ranging from three to five years.

Per Share Information

No per share information is provided since the entity is a closely held business.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company has kept its cash below federally insured limits. The Company has not experienced any losses in such accounts, and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities and assets at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to operations when incurred

Revenue Recognition

The Company recognizes revenue from services performed in the periods the services are performed and provides an allowance for doubtful accounts, if appropriate, based on Company historical experience. At December 31, 2003 and March 31, 2004, the Company has not provided any allowance based on the Company's belief that all such amounts are collectible. The Company bills in advance for its services. Advance billings are accounted for as unearned revenue.

Unaudited Statements

The Balance Sheet as of March 31, 2004, the Statements of Operations for the three month periods ended March 31, 2004 and 2003, the Statements of Cash Flows for the three month periods ended March 31, 2004 and 2003, and the Statement of Changes in Members' (Deficit) for the three month period ended March 31, 2004, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and changes in financial position at March 31, 2004, and for the periods ended March 31, 2004 and 2003 have been made.

Concentrations

Financial instruments that potentially subject the company to concentrations of credit risk consist principally of temporary cash investments and cash Equivalents, and trade accounts receivables. At December 31, 2003 and March 31, 2004, the Company had no amounts of cash or cash equivalents in financial institutions in excess of amounts insured by agencies of the U.S. Government. All of the trade receivables are from customers in one geographic location, principally Florida, USA. The Company does not require collateral for its trade accounts receivables.

2) Income Taxes

The Company is a Limited Liability Company (LLC) and has elected to file using Internal Revenue Service Form 1065 as a partnership, whereby all taxable income or losses flow through to the benefit of its members, and therefore no income tax provision has been included in the financial statements.

3) Related Party Transactions

Effective October 15, 2003, the Company acquired the existing service contracts of Diabetes Education Services from an entity owned by a shareholder/officer of the Company, in exchange for an agreement to pay $94,000 in cash or stock. This $94,000 contract payable has no written payment terms and is not collateralized. The $94,000 acquisition of the contract from a stockholder with no predecessor cost was accounted for as an early dividend distribution.

In addition, during the year ended December 31, 2003, the Company made $2,050 in cash distributions to a member under the terms of the original operating agreement which provided for distributions equal to 15% of gross income. The operating agreement has been amended to eliminate that provision.

At December 31, 2003 and March 31, 2004, the Company had $9,000 and $12,000, respectively, of advances payable to Freedom Medical Sources, LLC, a related party. These advances payable have no written repayment terms and do not bear interest.

At December 31, 2003 and March 31, 2004, the Company had $1,176 and $1,840, respectively, of advances payable to Alpha Omega Marketing and Distribution, LLC, a related party. These advances payable have no written repayment terms and do not bear interest.

The Company and certain related parties share common office facilities and staff. Costs for these shared expenses are allocated to the various entities. Rent expenses are allocated expenses and the company is not a direct obligor on the lease. Had the Company not shared facilities and staff with other related parties, the operating results may have been materially different.

4) Commitments

The Company's operating agreement provides for the buy-out by the Company of a member's interests upon death at fair market value. The operating agreement also provides for termination of the existence of the Company in 2039.

                         FREEDOM MEDICAL SOURCES, LLC

                         (a development-stage company)

                             FINANCIAL STATEMENTS

                                    with

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                               December 31, 2003

                                      and

                                 March 31, 2004

                                   (Unaudited)

                         FREEDOM MEDICAL SOURCES, LLC
                         (a development-stage company)
                              December 31, 2003

                              Table of Contents

                                                                   Page

Report of Independent Registered Public Accounting Firm .....   F-16

Balance Sheets ..............................................   F-7 and F-8

Statements of Operations ....................................   F-9 and F-20

Statement of Changes in Members' (Deficit)...................   F-21

Statements of Cash Flows ....................................   F-22 and F-23

Notes to Financial Statements ...............................   F-24

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Freedom Medical Sources, LLC
Ft. Myers, Florida

We have audited the accompanying consolidated balance sheet of Freedom Medical Sources, LLC (a development-stage company) as of December 31, 2003, and the related statements of operations, members' (deficit) and cash flows for the period from June 25, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements, referred to above, present fairly, in all material respects, the financial position of Freedom Medical Sources, LLC (a development-stage company) as of December 31, 2003, and the results of its operations, changes in members' (deficit) and cash flows for the period from June 25, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1, the Company has sustained losses from operations, and has net capital and working capital deficits that raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Schumacher & Associates, Inc.

Schumacher & Associates, Inc.
Certified Public Accountants
2525 Fifteenth Street, Suite 3H
Denver, Colorado 80211

May 14, 2004

                         FREEDOM MEDICAL SOURCES, LLC
                         (a development-stage company)

                                BALANCE SHEET
                              December 31, 2003

                                   ASSETS

Current Assets:
 Cash                                                         $      440
                                                              ----------
Total current assets                                                 440
                                                              ----------

Advance receivable, related party                                  9,000
Office furniture and equipment, net
 of accumulated depreciation of $2,135                             7,296
                                                              ----------

TOTAL ASSETS                                                  $   16,736
                                                              ==========

                      LIABILITIES AND MEMBERS' (DEFICIT)

Current Liabilities:
 Accounts payable and accrued expenses                        $    1,432
 Notes and advances payable, related parties                      42,132
                                                              ----------
Total current liabilities                                         43,564
                                                              ----------

TOTAL LIABILITIES                                                 43,564
                                                              ----------

Commitments and contingencies (Notes 3 and 4)
 Members' (deficit):
  Contributed capital                                             50,200
 (Deficit) accumulated during development stage                  (77,028)
                                                              ----------
TOTAL MEMBERS' (DEFICIT)                                         (26,828)
                                                              ----------

TOTAL LIABILITIES AND MEMBERS'(DEFICIT)                       $   16,736
                                                              ==========


  The accompanying notes are an integral part of the financial statements.

                         FREEDOM MEDICAL SOURCES, LLC
                         (a development-stage company)

                                BALANCE SHEET
                                March 31, 2004
                                  (Unaudited)

                                    ASSETS

Current Assets:
 Cash                                                            $    7,227
 Accounts receivable, related parties                                12,949
 Inventory                                                            4,157
                                                                 ----------
Total current assets                                                 24,333
                                                                 ----------
Office furniture and equipment, net
 of accumulated depreciation of $2,669                                6,763
                                                                 ----------
TOTAL ASSETS                                                     $   31,096
                                                                 ==========

                      LIABILITIES AND MEMBERS' (DEFICIT)

Current Liabilities:
 Accounts payable and accrued expenses                           $    1,535
 Notes and advances payable, related parties                        108,818
                                                                 ----------
Total current liabilities                                           110,353
                                                                 ----------
TOTAL LIABILITIES                                                   110,353
                                                                 ----------

Commitments and contingencies (Notes 3 and 4)                          -

Members' (deficit):
 Contributed capital                                                 50,200
 (Deficit) accumulated during development stage                    (129,457)
                                                                 ----------
TOTAL MEMBERS'(DEFICIT)                                             (79,257)
                                                                 ----------
TOTAL LIABILITIES AND MEMBERS' (DEFICIT)                         $   31,096
                                                                 ==========


 The accompanying notes are an integral part of the financial statements.

                         FREEDOM MEDICAL SOURCES, LLC
                        (a development-stage company)

                            STATEMENT OF OPERATIONS
         For the Period from June 25, (inception) to December 31, 2003


Revenue                                                   $   -
                                                          --------

Operating Expenses:

  Labor related expenses                                    40,236
  Depreciation                                               2,135
  Rent                                                      13,002
  Other                                                     21,655
                                                          --------

Total operating expenses                                    77,028
                                                          --------

Net (loss)                                                $(77,028)
                                                          ========





 The accompanying notes are an integral part of these financial statements.

                         FREEDOM MEDICAL SOURCES, LLC
                         (a development-stage company)

                           STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                            From June 25,
                                          Three Months    2003 (inception)
                                          Ended March      through March
                                            31, 2004         31, 2004
                                          ------------    ----------------

Revenue                                    $  1,148          $   1,148

Operating Expenses:
 Supplies and materials                      16,452             16,452
 Labor related expenses                       9,690             49,926
 Depreciation                                   534              2,669
 Rent                                         9,802             22,804
 Other                                       17,099             38,754
                                           --------          ---------

Total operating expenses                     53,577            130,605
                                           --------          ---------

Net (loss)                                 $(52,429)         $(129,457)
                                           ========          =========





 The accompanying notes are an integral part of these financial statements.

                          FREEDOM MEDICAL SOURCES, LLC
                          (a development-stage company)


                  STATEMENT OF CHANGES IN MEMBERS' (DEFICIT)
                 For the period from June 25, 2003 (inception)
                        through March 31, 2004 (Unaudited)


                                       Contributed   Accumulated
                                          Capital     (Deficit)      Total
                                       -----------   ------------   --------

Balance at inception, June 25, 2003     $  -          $    -        $   -

Capital contributed                      50,200            -          50,200

Net (loss) from inception
 through December 31,2003                  -            (77,028)     (77,028)
                                        --------      ---------     --------

Balance, December 31, 2003                50,200        (77,028)     (26,828)

Net (loss) for the three months
ended March 31, 2004 (unaudited)            -           (52,429)     (52,429)
                                        --------      ---------     --------

Balance, March 31, 2004 (unaudited)     $ 50,200      $(129,457)    $(79,257)
                                        ========      =========    =========


 The accompanying notes are an integral part of these financial statements.

                         FREEDOM MEDICAL SOURCES, LLC
                         (a development-stage company)

                            STATEMENT OF CASH FLOWS
                 For the Period from June 25, 2003 (inception)
                            to December 31, 2003


Net (loss)                                                    $(77,028)

Adjustments to reconcile net (loss) to net cash
 provided by (used in) operating activities:
  Depreciation                                                   2,135
  Increase in:
   Accounts payable and accrued expenses                         1,432
                                                              --------
     Net cash (used in) operations                             (73,461)

Cash flows from investing activities:
 Acquisition of office furniture and equipment                  (9,431)
 (Advance) to related party                                     (9,000)
                                                              --------
     Net cash (used in) investing activities                   (18,431)

Cash flows from financing activities:
 Contributed capital                                            50,200
 Proceeds from notes payable and advances from
  related parties                                               42,132
                                                              --------
     Net cash provided by financing activities                  92,332

     Net increase in cash                                          440

Cash and cash equivalents:
 Beginning of year                                                -
                                                              ---------
 End of period                                                $     440
                                                              =========

Income taxes paid                                             $   -
                                                              =========
Interest paid                                                 $   -
                                                              =========


 The accompanying notes are an integral part of these financial statements.

                         FREEDOM MEDICAL SOURCES, LLC
                         (a development-stage company)

                           STATEMENTS OF CASH FLOWS
                                 (Unaudited)

                                                            From June 25,
                                          Three Months    2003 (inception)
                                          Ended March      through March
                                            31, 2004         31, 2004
                                          ------------    ----------------

Net (loss)                                  $(52,429)        $(129,457)

Adjustments to reconcile net (loss) to
net cash provided by (used in) operating
activities:
 Depreciation                                    534             2,669
 (Increase) in:
   Inventory                                  (4,157)           (4,157)
 Increase in:
   Accounts payable and accrued expenses      40,520            41,952
                                            --------         ---------
     Net cash provided by (used in)
      operations                             (15,532)          (88,993)
                                            --------         ---------

Cash flows from investing activities:
 (Acquisition) of office furniture and
   equipment                                    -               (9,431)
 (Advances) to related parties                (3,949)          (12,949)
                                            --------         ---------
     Net cash (used in) investing
      activities                              (3,949)          (22,380)
                                            --------         ---------

Cash flows from financing activities:
 Proceeds from notes payable and
  advances from related Parties               26,268            68,400
 Contributed capital                            -               50,200
                                            --------         ---------
     Net cash (used in) financing
      activities                              26,268           118,600
                                            --------         ---------
     Net increase in cash                      6,787             7,227

Cash and cash equivalents:
 Beginning of year                               440              -
                                            --------         ---------
 End of period                              $  7,227         $   7,227
                                            ========         =========
Income taxes paid                           $   -            $    -
                                            ========         =========
Interest paid                               $   -            $    -
                                            ========         =========

The accompanying notes are an integral part of these financial statements.

                         FREEDOM MEDICAL SOURCES, LLC
                         (a development-stage company)

                         NOTES TO FINANCIAL STATEMENTS
                              December 31, 2003
                         and March 31, 2004 (Unaudited)

1) Summary of Significant Accounting Policies

This summary of significant accounting policies of Freedom Medical Sources, LLC (a development-stage company) (FMS) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements.

Description of Business

Freedom Medical Sources, LLC (a development-stage company) is a limited liability company that was organized under the laws of Florida on June 25, 2003 and is principally a supplier of diabetic treatment supplies to physicians, nurses, medical staff and people with diabetes. The Company is a development stage company since planned principal operations have not yet commenced. Operating revenues have been minimal and the Company has principally been in the capital raising and product development phases.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained losses from operations, and has net capital and working capital deficits that raise substantial doubts about its ability to continue as a going concern.

In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

Management has taken and will continue to take steps to improve its liquidity by reducing costs, seeking additional financing and raising additional capital.

Valuation of long-lived assets

The Company evaluates the carrying value of long-lived assets to be held and used whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The carrying value of a long-lived asset is considered impaired when the projected undiscounted future cash flows are less than its carrying value. The Company measures impairment based on the amount by which the carrying value exceeds the fair market value. Fair market value is determined primarily using the projected cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

Office Furniture and Equipment

Office furniture and equipment are carried at historical cost, net of accumulated depreciation. Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets, ranging from three to five years.

Per Share Information

No per share information is provided since the entity is a closely held business.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company has kept its cash below federally insured limits. The Company has not experienced any losses in such accounts, and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities and assets at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to operations when incurred

Revenue Recognition

The Company recognizes revenue from sales of products in the periods the products are sold and delivered, and provides an allowance for doubtful accounts, if appropriate, based on Company historical experience. As of December 31, 2003 and March 31, 2004, the Company had no customer accounts receivable.

Inventory

Inventory is carried at the lower of cost (first in, first out method) or market and consists principally of medical related supplies.

Unaudited Statements

The Balance Sheet as of March 31, 2004, the Statement of Operations for the three month period ended March 31, 2004, the Statement of Cash Flows for the three month period ended March 31, 2004, and the Statement of Changes in Members' (Deficit) for the three month period ended March 31, 2004, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and changes in financial position at March 31, 2004, and for the period ended March 31, 2004 have been made.

Concentrations

Financial instruments that potentially subject the company to concentrations of credit risk consist principally of temporary cash investments and cash Equivalents, and trade accounts receivables. At December 31, 2003 and March 31, 2004, the Company had no amounts of cash or cash equivalents in financial institutions in excess of amounts insured by agencies of the U.S. Government. Trade receivables, when existing, are from customers in one geographic location, principally Florida, USA, even though the Company had no trade receivables at December 31, 2003 and March 31, 2004. The Company does not require collateral for its trade accounts receivables.

2) Income Taxes

The Company is a Limited Liability Company (LLC) and has elected to file using Internal Revenue Service Form 1065 as a partnership, whereby all taxable income or losses flow through to the benefit of its members, and therefore no income tax provision has been included in the financial statements.

3) Related Party Transactions

At December 31, 2003 and March 31, 2004, the Company had $9,000 and $12,000 in advances receivable from Diabetes Education Sources, LLC, a related party. These advances receivable have no written repayment terms and do not bear interest.

At March 31, 2004, the Company had $949 of advances receivable from Life Trac, a related party. This advance receivable has no written repayment terms and does not bear interest.

At December 31, 2003 and March 31, 2004, the Company had notes payable in the amounts of $23,400 and $68,400, respectively, payable to Life Trac, a related party. The notes bear no interest (except upon default), are not collateralized, and are due at various dates through September 3, 2004.

At December 31, 2003 and March 31, 2004, the Company had $17,132 and $40,218, respectively, of advances payable to Alpha Omega Marketing and Distribution, LLC, a related party. These advances payable have no written repayment terms and do not bear interest.

At December 31, 2003 and March 31, 2004, the Company had advances payable in the amounts of $1,600 and $200, respectively, to Peters Holding Fund, a related party. These advances payable have no written repayment terms and do not bear interest.

The Company and certain related parties share common office facilities and staff. Costs for these shared expenses are allocated to the various entities. Rent expenses are allocated expenses and the company is not a direct obligor on the lease. Had the Company not shared facilities and staff with other related parties, the operating results may have been materially different.

4) Commitments

The Company's operating agreement provides for the buy-out by the Company of a member's interests upon death at fair market value. The operating agreement also provides for termination of the existence of the Company in 2039.

                    Index to Pro Forma Financial Statements

                    FORTUNE ENTERTAINMENT CORPORATION (FEC)

                      FREEDOM MEDICAL SOURCES, LLC (FMS)
                    DIABETES EDUCATIONAL SOURCES, LLC (DES)


Pro Forma Combined Financial Statements (Unaudited)

Pro Forma Financial Statements:

 Balance Sheet .................................................  P-2 & P-3
 Statements of Operations ......................................  P-4 & P-5
 Notes to Pro Forma Financial Statements .......................  P-6

                    FORTUNE ENTERTAINMENT CORPORATION (FEC)
                     FREEDOM MEDICAL SOURCES, LLC (FMS)
                   DIABETES EDUCATIONAL SOURCES, LLC (DES)

                           PROFORMA BALANCE SHEET
                               (Unaudited)

                              FEC        FMS         DES
                            June 30,   March 31,   March 31,           Adjustments
                             2004       2004         2004           DR             CR       Combined
                            --------   ---------  ----------   -------------   ----------   --------
ASSETS:

Current Assets:
 Cash                       $ 66,418   $ 7,227    $ 5,785 (1)  $  109,488      $     -      $188,918
 Accounts receivable,
  related parties               -       12,949       -    (1)     100,147 (2)     113,096       -
 Advance to affiliates       181,423      -          -                    (5)     181,423       -
 Inventory                      -        4,157       -                                         4,157
 Accounts receivable            -                   6,685                                      6,685
                            --------   -------    -------      ----------      ----------   --------
   Total Current Assets      247,841    24,333     12,470         209,635         294,519    199,760

Property and equipment,
 net of accumulated
 depreciation                  4,150     6,763      1,904 (1)      53,916                     66,733
Excess of cost over
 carrying of net                -                         (1)     149,809 (4)   1,107,134
 assets acquired                                          (3)     957,325 (6)     181,423
                                                          (5)     181,423                       -
Other assets                   4,077      -          -    (1)       8,765                     12,842
                            --------   -------    -------      ----------      ----------   --------
TOTAL ASSETS                $256,068   $31,096    $14,374       1,560,873       1,583,076    279,335
                            ========   =======    =======      ==========      ==========   ========


                    FORTUNE ENTERTAINMENT CORPORATION (FEC)
                       FREEDOM MEDICAL SOURCES, LLC (FMS)
                    DIABETES EDUCATIONAL SOURCES, LLC (DES)

                             PROFORMA BALANCE SHEET
                                  (Unaudited)

                              FEC          FMS         DES
                            June 30,     March 31,   March 31,           Adjustments
                             2004         2004         2004           DR            CR      Combined
                            --------     ---------  ----------   -------------  ----------  --------
LIABILITIES AND STOCKHOLDERS'
(DEFICIT)

Liabilities:

Current Liabilities:
 Accounts payable and
  accrued expenses        $  1,527,770  $  1,535   $ 13,706                   (1)   19,233 $ 1,562,244
 Notes and advances
  payable, related
  parties                         -      108,818       -    (2)       108,818                     -
 Loans payable                 120,000      -          -                      (1)   45,725     165,725
 Contracts and advances
  payable, related
  parties                         -         -       119,736 (2)       119,736                     -
 Unearned revenue                 -         -         8,000                                      8,000
 Capital lease payable            -                                           (1)    6,917       6,917
                            ----------  --------   --------        ----------      -------  ----------
    Total Current
     Liabilities             1,647,770   110,353    141,442           228,554       71,875   1,742,886
                            ----------  --------   --------        ----------      -------  ----------
Total Liabilities            1,647,770   110,353    141,442           228,554       71,875   1,742,886
                            ----------  --------   --------        ----------      -------  ----------

Stockholders' (Deficit):
 Preferred stock                     1      -          -                                             1
 Common stock                    1,812      -          -                      (3)    1,000
                                                                              (1)      467       3,279
 Additional paid-in
  capital                   14,486,444    50,200      8,282 (3)        58,482 (2)  115,458
                                                                              (1)  349,783
                                                                              (3)  750,000  15,701,685
 Shares to be issued           124,100      -          -                                       124,100

 Accumulated (deficit)     (13,996,849)     -          -                                   (13,996,849)
 (Deficit) accumulated
  during development        (2,007,210) (129,457)  (135,350) (6)      181,423
   stage                                                     (4)    1,107,134 (3)  264,807  (3,295,767)
                           -----------  --------   --------        ----------    ---------  ----------
Total Stockholders'
 (Deficit)                  (1,391,702)  (79,257)  (127,068)        1,347,039    1,481,515  (1,463,551)
                           -----------  --------   --------        ----------    ---------  ----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' (DEFICIT)   $   256,068  $ 31,096   $ 14,374         1,575,593    1,553,390     279,335
                           ===========  ========   ========        ==========    =========  ==========



                        FORTUNE ENTERTAINMENT CORPORATION (FEC)
                        FREEDOM MEDICAL SOURCES, LLC (FMS)
                     DIABETES EDUCATIONAL SOURCES, LLC (DES)

                       PROFORMA STATEMENTS OF OPERATIONS
                         Year ended December 31, 2003
                                  (Unaudited)

                                                FMS
                                          (From inception,
                                            June 25, 2003
                                               Through                     Pro Forma
                                 FEC         December 31,      DES         Adjustments
                                 Year           2003)          Year        DR      CR      Combined
                              ---------   ---------------   ---------    ------  ------  -----------

Revenue                       $    -        $   -           $  42,230    $   -   $   -   $    42,230

Operating Expenses              347,441       77,028           57,818                        482,287
                              ---------   ----------        ---------    ------  ------  -----------

Net Operating (Loss)           (347,441)     (77,028)         (15,588)       -       -      (440,057)

Other (expense)                 (21,564)        -                -                           (21,564)
                              ---------   ----------        ---------    ------  ------  -----------

(Loss) from continuing
 operations                    (369,005)     (77,028)         (15,588)       -       -      (461,621)

(Loss) from discontinued
 operations                     (50,000)        -                -                           (50,000)
                              ---------   ----------        ---------    ------  ------  -----------

Net (Loss)                    $(419,005)  $  (77,028)       $ (15,588)   $   -   $   -   $  (511,621)
                              =========   ==========        =========    ======  ======  ===========


Net (Loss) per common share                                                              $     (0.02)
                                                                                         ===========
Shares outstanding after
business combination                                                                      32,792,614
                                                                                         ===========


                    FORTUNE ENTERTAINMENT CORPORATION (FEC)
                      FREEDOM MEDICAL SOURCES, LLC (FMS)
                    DIABETES EDUCATIONAL SOURCES, LLC (DES)

                       PROFORMA STATEMENTS OF OPERATIONS
                       Three Months Ended March 31, 2004
                                (Unaudited)

                                  (Unaudited)

                                                             Pro Forma
                                                            Adjustments
                            FEC        FMS       DES       DR       CR     Combined
                        ---------   --------   ---------  ------  ------  -----------

Revenue                 $    -      $  1,148   $ 26,815   $  -    $  -     $  27,963

Operating Expenses        107,909     53,577     37,297                      198,783
                        ---------   --------   --------   ------  ------   ---------
Net Operating (Loss)     (107,909)   (52,429)   (10,482)     -       -      (170,820)

Other (expense)            (4,467)      -          -                          (4,467)
                        ---------   --------   --------   ------  ------   ---------
Net (Loss)              $(112,376)  $(52,429)  $(10,482)  $  -    $  -     $(175,287)
                        =========   ========   ========   ======  ======   =========

Net (Loss) per common
 share                                                                     $   (0.01)
                                                                           =========

Shares outstanding
 after business
 combination                                                              32,792,614
                                                                          ==========

                    FORTUNE ENTERTAINMENT CORPORATION (FEC)
                       FREEDOM MEDICAL SOURCES, LLC (FMS)
                    DIABETES EDUCATIONAL SOURCES, LLC (DES)

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                 (Unaudited)

(1)  General

     On August 13, 2004, FEC issued 10,000,000 shares of its common stock pursuant to the acquisition of FMS and DES. In addition, on August 13, 2004, FEC issued 4,670,000 shares of its common stock pursuant to the acquisition of certain assets and liabilities of Alpha & Omega Marketing and Distribution (A&O). This business combination between FEC, FMS and DES will be accounted for as a purchase of FMS and DES by FEC. Since the acquisition of A&O assets included no business, it will be accounted for as a purchase of assets.

(2)  Pro Forma Information

     The pro forma financial statements give effect to the acquisitions of FMS and DES by FEC as if the acquisitions had taken place at the beginning of the respective periods. Certain related party receivables and payables of FMS and DES were cancelled by the various related parties and accounted for as additional paid-in capital.

(3)  Pro Forma Adjustments

     (1) This entry gives effect to the acquisition of certain assets and liabilities of A&O and the issuance of the 4,670,000 shares of common stock.

     (2) This entry gives effect to canceling of certain related party receivables and payables.

     (3) This entry gives effect to the elimination of intercompany equity accounts and the issuance of the 10,000,000 shares of common stock.

     (4) This entry gives effect to the accounting for the cost in excess of the carrying value of assets acquired as an early dividend distribution.

     (5) This entry gives effect to reclassifying second quarter advances to FMS and DES from FEC to additional cost in excess of carrying value of assets.

     (6) This entry gives effect to expensing advances to FMS and DES from FEC as write-off of excess of cost of acquisition in excess of carrying value of assets.

                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

    2.1 Membership Interest Purchase Agreement between the Registrant and Diabetes Education Sources, LLC and Freedom Medical Sources, LLC dated August 13, 2004.
                (Filed herewith).

   10.19 Agreement for Purchase of Assets between the Registrant and Alpha & Omega Marketing and Distribution dated August 13, 2004. (Filed herewith.)